UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

PROFRAC HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41388	87-2424964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Shops Boulevard, Suite 301		76087
Willow Park, Texas (Address of Principal Executive Office)		(Zip Code)

(254) 776-3722

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ACDC	The Nasdaq Global Select Market
Warrants, each 124.777 warrants exercisable for one share of Class A common stock at an exercise price of $717.47 per share	ACDCW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

ProFrac Holding Corp., a Delaware corporation (the “Company”) held its annual meeting of stockholders on June 1, 2023 and the Company’s stockholders of record voted on three (3) proposals.

The first proposal was the election of six (6) individuals to serve on the board of directors of the Company to serve one-year terms, until the 2024 annual meeting of stockholders, and until their successors are elected and qualified or until their earlier death, resignation or removal. The election of the six (6) directors was approved as follows:

Proposal No. 1

Nominees for Directors	Votes For	Withheld	Broker Non-Votes
Theresa Glebocki	38,389,192	3,907,123	7,142,641
Gerald Haddock	38,267,952	4,028,363	7,142,641
Sergei Krylov	35,316,922	6,979,393	7,142,641
Stacy Nieuwoudt	38,256,583	4,039,732	7,142,641
James C. Randle, Jr.	36,607,097	5,689,218	7,142,641
Matthew D. Wilks	35,605,169	6,691,146	7,142,641

The second proposal was to determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every: one year; two years; or three years. The votes on the proposal were as follows:

Proposal No. 2

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
41,190,303	9,526	1,091,955	4,531	7,142,641

In accordance with the results of this advisory vote, the Company has determined that it will hold a non‑binding advisory vote to approve executive compensation every year, until the next required non-binding advisory vote on the frequency of future non-binding advisory votes to approve executive compensation.

The third proposal was the ratification of the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023. The votes on the proposal were as follows:

Proposal No. 3	Votes For	Votes Against	Abstentions
Ratification of Grant Thornton LLP	49,413,859	18,883	6,214

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFRAC HOLDING CORP.

June 6, 2023	By:	/s/ Lance Turner
	Name:	Lance Turner
	Title:	Chief Financial Officer